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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  FEBRUARY 7, 1997



                                   MESA INC.
             (Exact name of registrant as specified in its charter)




           TEXAS                      1-10874                    75-2394500
(State or other jurisdiction   (Commission File Number)        (IRS Employer
       of incorporation)                                    Identification No.)






         1400 WILLIAMS SQUARE WEST
        5205 NORTH O'CONNOR BOULEVARD
               IRVING, TEXAS                                      75039
   (Address of principal executive offices)                     (Zip Code)




       Registrant's telephone number, including area code:  214/444-9001





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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

              On February 7, 1997, Mesa Operating Co., a Delaware corporation ("MOC"), entered into a Stock Purchase Agreement with Western Mining Corporation (USA), a Delaware corporation ("WMC"), pursuant to which MOC will acquire all of the outstanding equity of Greenhill Petroleum Corporation, a Delaware corporation and a wholly owned subsidiary of WMC ("Greenhill"). MOC is a wholly owned subsidiary of MESA Inc. ("Mesa") and owns substantially all of Mesa's assets. Pursuant to the Stock Purchase Agreement, MOC will purchase Greenhill for $270.5 million, subject to adjustment as provided therein. A copy of the press release regarding the Stock Purchase Agreement is attached hereto as Exhibit 99 and incorporated herein by reference. The description of the Stock Purchase Agreement included herein does not purport to be complete and is qualified in its entirety by reference to the terms of the Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 10 and incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

(a) and (b)   MESA Inc. will file the financial statements and pro forma financial information required to be filed pursuant to Item 7 of Form 8-K within 60 days after the date of this Form 8-K pursuant to an amendment to this Form 8-K.

(c)           Exhibits

              10. Stock Purchase Agreement, dated February 7, 1997, between Mesa Operating Co. and Western Mining Corporation (USA)

              99.    Press Release dated February 10, 1997





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                                   SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MESA INC.




Date:  February 20, 1997                   By:    /s/ STEPHEN K. GARDNER
                                               ---------------------------------
                                                  Stephen K. Gardner
                                                  Senior Vice President and
                                                  Chief Financial Officer





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                              INDEX TO EXHIBITS



EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
  10.          Stock Purchase Agreement, dated February 7, 1997, between Mesa Operating
               Co. and Western Mining Corporation (USA)

  99.          Press Release dated February 10, 1997
